THE PRUDENTIAL SERIES FUND
Natural Resources Portfolio

Supplement dated November 19, 2015 to the

Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus and Statement of Additional Information (SAI) for The Prudential Series Fund (the Trust and the series thereof, the Portfolios) and the Summary Prospectus for Natural Resources Portfolio and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Trust Prospectus and SAI.

Natural Resources Portfolio: New Subadvisory Arrangement

The Board of Trustees of the Trust recently approved replacing Jennison Associates, LLC as subadviser to the Natural Resources Portfolio with Allianz Global Investors U.S. LLC. This change is expected to become effective on or about February 8, 2016. More detailed information relating to the new subadvisory arrangement will be made available to beneficial shareholders of the Natural Resources Portfolio in a Schedule 14C Information Statement within 90 days of the effective date of the transition.

More detailed information will also be included in an additional supplement to the Natural Resources Portfolio’s Summary Prospectus, and the Trust’s Prospectus and SAI before the effective date of the transition.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PSFSUP3